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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 6, 2002


                               TRIUMPH GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                           1-12235                                 51-0347963
(State or other jurisdiction of       (Commission File Number)      (I.R.S. Employer Identification No.)
 incorporation or organization)


FOUR GLENHARDIE CORPORATE CENTER, 1255 DRUMMERS LANE, SUITE 200, WAYNE, PENNSYLVANIA          19087
(Address of principal executive offices)                                                    (Zip Code)


                                 (610) 975-0420
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     Due to the impact of lower deliveries of aircraft and the effects of reduced commercial air travel versus the prior year period, the registrant expects the results for its first fiscal quarter ending June 30, 2002 to be lower when compared to the same period in the prior fiscal year.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2002                            TRIUMPH GROUP, INC.


                                              By: /s/ RICHARD M. EISENSTAEDT
                                                  --------------------------
                                                  Richard M. Eisenstaedt
                                                  Vice President, General
                                                  Counsel and Secretary